Exhibit 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with Atlantic BancGroup, Inc.'s ("Company") Quarterly Report on Form 10-QSB for the period ended March 31, 2003 ("Report"), each of the undersigned certify that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 5, 2003                          /s/ Barry W. Chandler
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                                           Barry W. Chandler
                                           President and Chief Executive Officer


Date: May 5, 2003                          /s/ David L. Young
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                                           David L. Young
                                           Executive Vice President,
                                           Chief Financial Officer, and
                                           Corporate Secretary